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                                                                   Exhibit 10.32

                           IGEN INTERNATIONAL, INC.
                            16020 INDUSTRIAL DRIVE
                         GAITHERSBURG, MARYLAND 20877


                                               December 1, 2003


Meso Scale Diagnostics, LLC.
9238 Gaither Road
Gaithersburg, Maryland 20877
Attn: Jacob N. Wohlstadter

Meso Scale Technologies, LLC.
JW Consulting Services, L.L.C. and
Jacob N. Wohlstadter

Dear Mr. Wohlstadter:

     IGEN International, Inc. ("IGEN"), Meso Scale Diagnostics, LLC. ("MSD"), and Meso Scale Technologies, LLC. ("MST") are parties to that certain Joint Venture Agreement, dated as of November 30, 1995, as amended (the "Joint Venture Agreement"). On July 24, 2003, IGEN, BioVeris Corporation (formerly IGEN Integrated Healthcare, LLC), MSD, MST, JW Consulting Services, L.L.C. and Jacob
N. Wohlstadter entered into that certain letter agreement (the "MSD Letter Agreement"), which, among other things, modified the term of the Joint Venture Agreement as follows:

          "Notwithstanding anything in the Joint Venture Agreement to the contrary, the term of the Joint Venture Agreement as set forth in Section
     8.1 thereof shall expire on the later of (i) November 30, 2003 or (ii) the earlier of (a) the date of the Effective Time or (b) the termination of the Merger Agreement prior to the Effective Time in accordance with its terms; provided that IGEN's obligation to provide funding to MSD under the Joint Venture Agreement beyond November 30, 2003 shall not be extended other than pursuant to the terms of this letter agreement." [MSD Letter Agreement,
     Section 4]

     Section 8.2 of the Joint Venture Agreement provides, among other things, that (i) at or prior to the time the term of the Joint Venture Agreement is set to expire pursuant to Section 8.1 thereof, MSD shall prepare and submit to IGEN the Additional Research Budget (as defined therein), (ii) IGEN shall within 90 days of its receipt of the Additional Research Budget determine whether to extend the term of the Joint Venture Agreement and provide additional funding to MSD, (iii) in the event IGEN determines not to fund the additional research, IGEN, MST and MSD shall work in good faith and use reasonable efforts to secure third-party funding of the Additional Research Budget, and

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Mr. Jacob N. Wohlstadter
December 1, 2003
Page 2

(iv) in the event a definitive agreement has not been executed within 180 days of IGEN's receipt of the Additional Research Budget, the Joint Venture Agreement shall expire, and MST and MSD shall have the rights set forth in
Section 8.5.3.

     This letter is intended to confirm the parties' understanding that as a result of the agreements reached in the MSD Letter Agreement, (i) MSD shall have no obligation to prepare and submit to IGEN the Additional Research Budget, and IGEN shall have no obligation to discuss with MSD and MST the extension of the term of tile Joint Venture Agreement and the continued funding of MSD as set forth in Section 8.2 of the Joint Venture Agreement or to assist MSD or MST in their efforts to secure third-party funding of the Additional Research Budget as set forth in Section 8.2 of the Joint Venture Agreement, (ii) the term of the Joint Venture Agreement shall expire on the terms set forth in the MSD Letter Agreement, and (iii) MST and MSD shall have the rights set forth in Section
8.5.3 of the Joint Venture Agreement upon the expiration of the term of the Joint Venture Agreement as such expiration is set forth in, and determined by reference to, the MSD Letter Agreement.

     Please confirm that the foregoing accurately sets forth our understanding with respect to the matters described above by signing in the space provided below and returning a copy to IGEN's General Counsel.

Sincerely,

IGEN INTERNATIONAL, INC.

                                 By:/S/ Richard J. Massey
                                    --------------------------
                                      Name: Richard J. Massey
                                      Title: President

AGREED UPON AND

BIOVERIS CORPORATION

By: /S/ George Migausky
   ---------------------
     Name: George Migausky
     Title: CFO

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Mr. Jacob N. Wohlstadter
December 1, 2003
Page 3


MESO SCALE DIAGNOSTICS, LLC.


By: /S/ Jacob N. Wohlstadter
   ---------------------------------------------------
          Name: Jacob N. Wohlstadter
          Title: President and Chief Executive Officer


MESO SCALE TECHNOLOGIES, LLC.

By: /S/ Jacob N. Wohlstadter
   ---------------------------------------------------
          Name: Jacob N. Wohlstadter
          Title: President and Chief Executive Officer

JW CONSULTING SERVICES, L.L.C.

By: /S/ Jacob N. Wohlstadter
   ---------------------------------------------------
          Name: Jacob N. Wohlstadter
          Title: President and Chief Executive Officer


   /S/ Jacob N. Wohlstadter
   ---------------------------------------------------
   JACOB N. WOHLSTADTER